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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in this Registration Statement on Form S-4 of our report dated June 26, 1998 relating to the financial statements, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" and "Selected Financial Data" in such Registration Statement.

                                                PRICEWATERHOUSECOOPERS LLP

Costa Mesa, California
February 11, 2000